UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

RINGCENTRAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices: 20 Davis Drive, Belmont, CA 94002

Registrant’s telephone number, including area code: (650) 472-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)	Appointment of New Director

On June 13, 2017, Kenneth Goldman was appointed to the board of directors (the “Board”) of RingCentral, Inc. (the “Company”). Mr. Goldman will serve as a director with a term of office expiring at the Company’s 2018 Annual Meeting of Stockholders.

Mr. Goldman served as Chief Financial Officer of Yahoo! Inc. from October 2012 to June 2017. Prior to joining Yahoo! Inc., Mr. Goldman served as Chief Financial Officer of Fortinet Inc. from September 2007 to September 2012. Prior to that, Mr. Goldman served as Chief Financial Officer of several public and private companies, including Dexterra, Inc. and Siebel Systems, Inc., during his professional career now spanning over forty years. Mr. Goldman also serves on the board of directors of NXP Semiconductors N.V., GoPro, Inc., TriNet Group Inc. and other non-profit boards such as Lucile Packard Children’s Hospital Foundation Board. Mr. Goldman is also a member of the Standing Advisory Group of the Public Company Accounting Oversight Board.

Mr. Goldman will be eligible to participate in the Company’s standard compensation arrangements for non-employee directors, including receiving cash and equity compensation, as described on pages 16 through 18 of the Company’s 2017 proxy statement filed with the Securities and Exchange Commission on April 28, 2017.

The Company has entered into its standard form of indemnification agreement with Mr. Goldman, a copy of which is filed as Exhibit 10.11 of the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 26, 2013. Other than the indemnification agreement described in the preceding sentence, Mr. Goldman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed. There are no arrangements or understandings between Mr. Goldman and any other persons pursuant to which Mr. Goldman was appointed a director of the Company, and there are no family relationships between Mr. Goldman and any director or executive officer of the Company.

A copy of the news release issued by the Company on June 13, 2017 announcing Mr. Goldman’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	News release of RingCentral, Inc. dated June 13, 2017, announcing the appointment of a new director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RINGCENTRAL, INC.

June 16, 2017	By:	/s/ Mitesh Dhruv
		Name:	Mitesh Dhruv
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News release of RingCentral, Inc. dated June 13, 2017, announcing the appointment of a new director.